UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2012

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9158 Eton Avenue Chatsworth, CA 91311

(Address of Principal Executive Offices/Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Omnibus Incentive Plan

On April 27, 2012, we adopted the IRIS International, Inc. 2012 Omnibus Incentive Plan, pursuant to the approval of the plan by our stockholders at the 2012 annual meeting of stockholders held on April 27, 2012. The plan was adopted by our Board of Directors on February 28, 2012. Under the plan, we are authorized to grant equity-based awards in the form of stock options, restricted common stock, restricted stock units, stock appreciation rights, and other stock based awards to employees (including executive officers), directors and consultants of IRIS International and its subsidiaries.

The maximum number of shares of common stock that are available for awards under the plan is 1,750,000 shares, less one share of common stock for every one share of common stock that was subject to an award granted after December 31, 2011 under our other equity incentive plans, which number of shares is subject to adjustment for certain corporate changes, as provided in the plan. No further awards may be granted under our 2007 Stock Incentive Plan or our 2011 Inducement Incentive Plan.

The plan may be administered by our Board of Directors or by committees of the Board. The plan is currently administered by the Board’s Compensation Committee.

A copy of the IRIS International, Inc. 2012 Omnibus Incentive Plan is attached hereto as Exhibit 10.1.

Special Award of Equity Compensation

On April 27, 2012, we awarded Thomas Warekois, Corporate Vice President and President of Iris Diagnostics, restricted stock units for 25,600 shares of our common stock, which restricted stock units vest 25% on May 27, 2013 and thereafter 6.25% will vest in 12 equal quarterly installments with the first such installment vesting on September 30, 2013.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 27, 2012, IRIS International, Inc. held its 2012 annual meeting of stockholders in Chatsworth, California. At the annual meeting, there were 17,955,427 shares entitled to vote, and 16,362,393 shares (91.12%) were represented at the meeting in person or by proxy.

Immediately following the annual meeting, our board of directors was comprised of Steven M. Besbeck, César M. García, Beth Y. Karlan, M.D., David T. Della Penta, Rick Timmins, Edward F. Voboril and Stephen E. Wasserman, with at least 92% of the total shares voting for the election of directors at the 2012 annual meeting voting for these directors.

Also at the annual meeting, our stockholders voted for approval of the IRIS International, Inc. 2012 Omnibus Incentive Plan, voted for approval of the compensation of our executive officers, and voted to ratify the selection of BDO USA, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2012. The following summarizes vote results for those matters submitted to our stockholders for action at the Annual Meeting:

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1.	Proposal to elect Steven M. Besbeck, César M. García, Beth Y. Karlan, M.D., David T. Della Penta, Rick Timmins, Edward F. Voboril and Stephen E. Wasserman as directors to hold office until the 2013 annual meeting or until their successors are elected and qualified.

Name	For	Withhold
Steven M. Besbeck	11,987,627	1,084,892
César M. García	12,133,669	938,850
Beth Y. Karlan, M.D.	12,342,899	729,620
David T. Della Penta	12,204,973	867,546
Rick Timmins	12,635,355	437,164
Edward F. Voboril	12,204,318	868,201
Stephen E. Wasserman	12,534,337	538,182

2.	Proposal to approve the IRIS International, Inc. 2012 Omnibus Incentive Plan.

For	Against	Abstained	Broker Non-Votes
8,250,658	4,783,358	38,503	3,289,874

3.	Proposal to approve, through an advisory vote, the compensation of our Named Executive Officers.

For	Against	Abstained	Broker Non-Votes
10,146,079	1,393,742	1,532,698	3,289,874

4.	Proposal to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstained
15,132,247	1,145,095	85,051

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1†	IRIS International, Inc. 2012 Omnibus Incentive Plan.

†	A management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: April 30, 2012	By:	César M. García
César M. García
President and Chief Executive Officer

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